                                                                   EXHIBIT 10.12


                           LOAN AND SECURITY AGREEMENT


         This Loan and Security Agreement (this "Agreement") is made as of this January 29, 1998 by and between West Coast Bancorp, a California corporation (the "Borrower") and Pacific Advisors, Inc. ("Lender").

                              PRELIMINARY STATEMENT

         Borrower is indebted to Lender in the aggregate amount of $513,616.94. Borrower and Lender desire to enter into this Agreement in order to set forth their understanding of the terms upon which such indebtedness is to be repaid and to provide for the pledge by Borrower to Lender, as collateral security for Borrower's obligations hereunder, of all of Borrower's right, title and interest in and to five (5) shares of the Common Stock of Sunwest Bank owned by Borrower and in the proceeds thereof (the "Collateral").

         NOW, THEREFORE, IT IS AGREED:

         1. LOAN. Borrower acknowledges that the deferred compensation described above constitutes a loan from Lender to Borrower in the principal sum of $513,616.94 (the "Loan"). The Loan shall mature and be due and payable by Borrower on January 29, 2001 unless repayment is sooner accelerated in accordance with the terms hereof. In recognition of the fact that the Loan represents deferred compensation, it is expressly understood and agreed that any repayment of the principal of the Loan shall be subject to applicable federal, state and local payroll withholdings. The Loan shall bear interest at the rate of nine percent (9%) per annum, payable monthly in arrears on the first day of each month. All accrued unpaid interest shall be payable concurrently with repayment of the principal amount of the Loan. Interest shall be computed on the basis of a 365 day year for the actual number of days elapsed.

         It is further agreed that, in the event that as a result of this Agreement, Borrower is required to make payroll withholdings prior to the repayment of the principal of the Loan, then Borrower shall deliver to Lender a written certification of the amount of such withholding. Any such withholding shall be deemed to be a repayment of the principal of the Loan equal to the amount of such withholding, and from the date of such withholding interest shall accrue on the remaining principal balance of the Loan.

         2. GRANT OF SECURITY INTEREST. Borrower hereby grants to Lender a continuing security interest in all presently existing and hereafter acquired or arising Collateral.

         3. TERMINATION. This Agreement will terminate upon the repayment in full of the Loan and full performance of all other obligations of Borrower to Lender under this Agreement.

         4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that: (a) Borrower is or will be the owner of the Collateral; (b) Borrower has the right to grant a security interest in the Collateral; (c) the Collateral is genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except as previously disclosed in any writing evidencing same; (d) all persons appearing to be obligated under the Collateral have authority and capacity to contract and are bound as they appear to be; (e) all statements herein and, where applicable, in the Collateral are true and complete; (f) no financing statement covering any of the Collateral, and naming any secured party is on file in any public office and (g) its chief executive office is in the State of California at 4770 Campus Drive, Suite 250, Newport Beach, California 92660.

         5. COVENANTS OF DEBTOR.

                  (a) Borrower agrees: (i) to pay the Loan secured hereby when due; (ii) to indemnify Lender against all losses, claims, demands, liabilities and expenses of every kind arising out of the Collateral or the transactions contemplated hereby; (iii) to pay all expenses, including reasonable attorneys' fees, incurred by Lender in the perfection, preservation, realization, enforcement and exercise of its rights, powers and remedies hereunder; (iv) to permit Lender to exercise its powers; (v) to execute and deliver such documents as Lender deems necessary to create, perfect and continue the security interests contemplated hereby; and (vi) not to change its chief place of business or the place where Borrower keeps any of its books and records concerning the Collateral without first giving Lender written notice thereof.

                  (b) Borrower agrees with regard to the Collateral (i) not to permit any lien on or security interest in the Collateral, except in favor of Lender; (ii) not to sell, hypothecate or dispose of any of the Collateral, or any interest therein, without the prior written consent of Lender; (iii) to furnish to Lender copies of any communications received by Borrower from Sunwest Bank with respect to the Collateral; (iv) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral, and to permit Lender to inspect the same at any reasonable time; (v) not to commingle the proceeds or collections of the Collateral with other property; (vi) to notify Lender of Borrower's receipt of any proceeds of the Collateral and to pay same to Lender on demand; (vii) from time to time, when requested by Lender, to prepare and deliver a schedule of all Collateral subject to this Agreement; and (viii) to provide any service and do any other acts which may be necessary to maintain, preserve and protect the Collateral, and to keep the Collateral free and clear of all defenses, rights of offset and counterclaims.

         6. POWERS OF LENDER. Borrower appoints Lender its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised by Lender at any time when Borrower is in default hereunder: (a) to perform any obligation of Borrower hereunder in Borrower's name or otherwise; (b) to give notice of Lender's rights in the Collateral, to enforce the same and make extension agreements with respect thereto; (c) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Lender's interest in the Collateral; (d) to take cash, instruments for the payment of money and other property to which Lender is entitled by reason of its interests in the Collateral; (e) to verify facts concerning the Collateral by inquiry of the Bank or other obligor thereon; (f) to make withdrawals from and to close deposit accounts or other accounts with any financial institution, wherever located, into which proceeds of Collateral may have been deposited, and to apply funds so withdrawn to payment of the Indebtedness; (g) to exercise all rights, powers and remedies which Borrower would have, but for this Agreement, with respect to all Collateral; and (h) to do all acts and things and execute all documents in the name of Borrower or otherwise, deemed by Lender as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

         7. PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS. Borrower agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral, and upon the failure of Borrower to do so, Lender at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Lender shall be included within the Loan of Borrower to Lender, due and payable immediately upon demand, together with interest at a rate applicable to the Loan and shall be secured by the Collateral, subject to all terms and conditions of this Agreement.

         8. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement: (a) any default in the payment or performance of the Loan; (b) any representation or warranty made by any Borrower herein shall prove to be incorrect in any material respect when made; (c) Borrower shall fail to observe or perform any obligation or agreement contained herein; and (d) Borrower shall be the subject of any voluntary or involuntary petition filed under the Federal Bankruptcy Code or shall file an assignment for the benefit of creditors.

         9. REMEDIES. Upon the occurrence of any Event of Default, Lender shall have the right to declare immediately due and payable all or any amounts secured hereby (and not otherwise payable on demand) and to terminate any commitments to make loans or otherwise extend credit to Borrower. Lender shall have all other rights, powers, privileges and remedies granted to a secured party under the California Uniform Commercial Code or otherwise provided by law, including without limitation, the right to contact the Bank and all persons obligated to Borrower on the Collateral and to instruct such persons to deliver all proceeds of the Collateral directly to Lender. The rights, powers, privileges and remedies of Lender are cumulative. No delay, failure or discontinuance of Lender in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Lender of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing.

         10. DISPOSITION OF COLLATERAL AND PROCEEDS. Upon the transfer of all or any part of the Loan, Lender may transfer all or any part of the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Lender hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral not so transferred, Lender shall retain all rights, powers, privileges and remedies herein given. Any proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of expenses incurred by Lender in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Lender toward the payment of the Loan in such order of application as Lender may from time to time elect.

         11. COSTS, EXPENSES AND ATTORNEYS' FEES. Borrower shall pay to Lender immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees incurred by Lender in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, including any of the foregoing incurred in connection with any bankruptcy proceeding relating to Borrower or the valuation of the Collateral, including without limitation, the seeking of relief from or modification of the automatic stay or the negotiation and drafting of a cash collateral order. All of the foregoing shall be paid to Lender by Borrower with interest at a rate per annum equal to nine percent (9%).

         12. MISCELLANEOUS. Borrower waives presentment, protest, notice of protest, notice of dishonor and notice of nonpayment with respect to the Collateral to which Borrower is entitled hereunder; any right to direct the application of payments or security for the Loan of Borrower hereunder and any right to require proceedings against others or to require exhaustion of security are waived; and consent to extensions, forbearances or alterations of the terms of the Loan, and the release or substitution of security is given with respect to the Collateral. Until the Loan shall have been paid in full, Borrower shall have no right of subrogation or contribution, and Borrower hereby waives any benefit of or any right to participate in any of the Collateral or any other security whatsoever now or hereafter held by Lender.

         13. NOTICES. All notices or demands of any kind which Lender may be required or desires to serve upon Borrower under the terms of this Agreement shall be served upon Borrower by personal service or by mailing a copy thereof by first class mail, postage prepaid, addressed to Borrower at the address of Borrower's chief executive office set forth below, or at such other address as Borrower shall designate by written notice to Lender. Service by mail shall be determined to be complete at the expiration of the second day after the date of mailing.

         14. GOVERNING LAW; SUCCESSORS, ASSIGNS. This Agreement shall be governed by and construed in accordance with the laws of the State of California, and shall be binding on and inure to the benefit of the executors, administrators, legal representatives, heirs, successors and permitted assigns of the parties.

         15. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                                     WEST COAST BANCORP

                                     By:
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                                     PACIFIC ADVISORS, INC.

                                     By:
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